UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

AMENDMENT NO.1

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT –October 1, 2009

GATE TO WIRE SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-28506	13-3411167
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer ID No.)

3565 King Road, Suite 102
King City, Ontario, Canada, L7B 1M3
 (Address of principal executive offices)

(905) 833-9845
(Issuer's Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 Explanatory Note: This Amendment No. 1 amends the Current Report on Form 8-K filed on October 6, 2009 to supplement the disclosure included under Item 4.01 thereof.

Item 4.01  Change in Registrant’s Certifying Accountant

On October 2, 2009, Gate To Wire Solutions, Inc. ("the Company") received notice that its current auditors, Rotenberg and Co., LLP, had resigned in connection with their merger with EFP Group.  The Company has engaged the new firm resulting from the merger, EFP Rotenberg, LLP, to continue as the Company's independent registered public accounting firm.  All of the partners and employees of Rotenberg and Co., LLP and EFP Group have joined the new firm, EFP Rotenberg, LLP.

The reports of Rotenberg and Co., LLP as of and for the years ended February 28, 2009 and February 29, 2008 contained an explanatory paragraph indicating that there was substantial doubt as to the Company's ability to continue as a going concern.  Other than such qualification, no report of Rotenberg and Co., LLP for the past two years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company's two most recent fiscal years and the subsequent interim period preceding the resignation of Rotenberg and Co., LLP, there were no disagreements with Rotenberg and Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg would have caused it to make reference to such disagreement in its reports.

On October 9, 2009, with the approval of the Audit Committee of the Company’s Board of Directors, EFP Rotenberg, LLP was engaged as the Company's independent registered public accountant effective concurrent with the merger.  Prior to such engagement, during the two most recent fiscal years, the Company has not consulted EFP Rotenberg, LLP on any matter.

The Company provided Rotenberg and Co., LLP with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that Rotenberg and Co., LLP furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree, a copy of which is filed as Exhibit 16.1 herewith.

Exhibits

16.1           Letter from Rotenberg and Co., LLP to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Gate To Wire Solutions, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gate To Wire Solutions, Inc.

Date: October 14, 2009	By:	/s/ Gary N. Hokkanen
Name: Gary N. Hokkanen
Title : Chief Financial Officer